UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.___)

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LIBERTY ALL-STAR GROWTH FUND, INC.

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.

Attn:  Tane Tyler

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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